UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: July 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PNGAX

Putnam International Value Fund*

Semiannual report 12|31|09

*Prior to January 1, 2010, this fund was known as Putnam International Growth and Income Fund.

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
International Value
Fund

Semiannual report
12 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	27

Financial statements	28

Shareholder meeting results	52

Message from the Trustees

Dear Fellow Shareholder:

The historic market rally that began in March 2009 maintained its momentum through the close of the year. Investors in both stocks and bonds saw their account balances improve, and Putnam’s shareholders were particularly well served. In the early weeks of 2010, encouraging evidence continued to build, pointing to a worldwide economic recovery.

We are pleased to report that Barron’s has named Putnam Investments the top fund family for performance in 2009. This ranking reflects the intense efforts of an investment team infused with a determination to excel, and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

Although investors may continue to be rewarded this year, we do not expect that 2010 will be a repeat performance of 2009, when markets around the world delivered a potent recovery from distressed levels. The most substantial returns in 2009 came from the historically low-priced shares of companies that survived the downturn. Going forward, growth will more likely come from shares in companies positioned to thrive in the expanding global economic recovery.

If there is any lesson to be learned from the painful market downturn of 2008 and early 2009, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes, as well as across modern investment strategies focused on reducing volatility, and adhering to your plan in every kind of market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, presented at the Putnam Funds’ recent shareholder meetings. We also welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish. Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by the research of Putnam analysts based in Boston, London, and Singapore. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Quality The manager considers high-quality characteristics such as solid management and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targets those companies believed to offer attractive and sustainable cash flow.

Developments and events that have affected international markets

Performance
snapshot

Average annual total return (%) comparison as of 12/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager
Darren Jaroch

For most of 2009, the stock market experienced a substantial rally. How did the fund perform in the second half of the year,Darren?

I’m pleased to report that for the six months ended December 31, 2009, Putnam International Value Fund’s class A shares returned 22.84%, edging out both the 22.62% return of its benchmark, the S&P Developed Ex-U.S. LargeMidCap Value Index, and the 22.05% return of its average peer in the Lipper International Large-Cap Value Funds category.

The past six months did indeed see a strong continuation of the rally in equities. Since March 2009, many major indexes were up at least 50% and certain emerging markets were up as much as 100%. It was a somewhat challenging time to be a classic value investor, however. The market leaders during the rally tended to be the stocks that had declined the most during the downturn — companies with high levels of debt and unstable earnings — and typically the fund has relatively little exposure to those “deep-value” stocks. Our investment philosophy tends to focus more on solid companies trading at discounts to what we believe their true worth is. However, understanding the magnitude of the depreciation that some stocks had experienced in late 2008 and early 2009 — and the scope of economic stimulus by world governments — led us to reposition the fund at the beginning of the period. We balanced the portfolio between high-quality, attractively valued companies and deeply discounted companies that we

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15.

felt would benefit from the broad repricing of equity markets. On the whole, that strategy worked well over the past six months. But the real driver of performance was strong stock selection across the board, both by region and by sector.

How was the fund positioned on a regional basis, and how did that positioning affect performance?

We generally seek to have the majority of the fund’s risk exposure derive from the stocks in the portfolio, rather than from significant bets on market sectors or countries. That said, we do implement macroeconomic views on certain regions if we find them over-valued or undervalued. One such example during the period was Japan, which was the strongest-performing country allocation in the portfolio. Japan has faced significant economic headwinds for the past several years, and we sought to limit our exposure, which helped relative returns. In addition, we focused our Japanese holdings on companies that we believed would fare reasonably well in a challenging economic environment, and on the whole, we were successful in this regard. The fund’s Japanese holdings significantly outpaced those of the benchmark, which posted a loss over the reporting period.

Our underweight to Australia, on the other hand, was one of the biggest detractors from relative returns. Compared to other developed nations, the recession in Australia was quite mild and stocks in the country held up relatively well. As a result, we didn’t find many investment opportunities from a valuation perspective and limited the fund’s exposure. This was problematic for two reasons. First, Australia’s mortgage and housing markets were in much better condition than those in the United States, but the financial firms had been equally oversold. This helped Australian companies, such as Australia and New Zealand Banking Group, post significant gains as the financials sector

Top 10 equity holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

BP PLC (3.2%)	United Kingdom	Energy/Oil and gas
HSBC Holdings PLC (3.0%)	United Kingdom	Financials/Banking
Zurich Financial Services AG (2.2%)	Switzerland	Financials/Insurance
Banco Santander Central Hispano SA (2.1%)	Spain	Financials/Banking
Novartis AG (2.0%)	Switzerland	Health care/Pharmaceuticals
Nissan Motor Co., Ltd. (2.0%)	Japan	Consumer cyclicals/Automotive
Toronto-Dominion Bank (1.8%)	Canada	Financials/Banking
Royal Dutch Shell PLC (1.7%)	United Kingdom	Energy/Oil and gas
Roche Holding AG (1.5%)	Switzerland	Health care/Pharmaceuticals
Banco Bilbao Vizcaya Argentaria SA (1.4%)	Spain	Financials/Banking

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 12/31/09. Short-term holdings are excluded. Holdings will vary over time. Current and future portfolio holdings are subject to risk.

“The real driver of performance was
strong stock selection across the
board, both by region and by sector.”
Darren Jaroch

recovered during the later part of 2009. In fact, our underweight to the company was one of the biggest detractors from fund performance. Second, Australia’s economy is driven in large part by the basic materials sector, and the country is one of the main commodity exporters to China. When China’s economy demonstrated surprising resilience earlier in the year, commodity companies in Australia rallied sharply. Not owning enough of them also detracted from returns.

Were there any sectors that had a significant impact on performance?

Although Australia was an overall detractor, the basic materials and financials sectors on the whole were strong performers for the fund. Consumer cyclicals was another solid area. These companies tend to perform well during “textbook” recoveries, and that was generally the case during the market rally in 2009. Areas that detracted included consumer staples, which investors sold off in favor of cyclical stocks, and health care, which suffered from increased uncertainty and potentially tighter regulation stemming from the legislation currently being considered by Congress.

Which holdings contributed positively to performance for the period?

Some of the fund’s top contributors for the period were financial firms, most notably KBC Groep and Banco Santander. Like many other financial firms in early 2009, we believed KBC had been essentially priced for bankruptcy. Under more normal circumstances, KBC had been a powerful, well-run European regional bank, and we thought the possibility of the firm collapsing was highly unlikely. On top of that, the company stood to benefit from the once-in-a-lifetime levels

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

of stimulus that governments were pumping into the financial system. The company did benefit, and the stock climbed to the point where we felt compelled to sell it completely to lock in profits and pursue other opportunities. Banco Santander, which the fund still owns, is a Spanish bank with a large global presence and a particularly strong position in Latin America. Emerging markets, including Brazil, Mexico, and Argentina, declined dramatically as international equities sold off earlier in the year, but also led the subsequent rally. Many emerging markets today, with stable governments and little sovereign debt, are on better economic footing than their developed market counterparts. Banco Santander benefited from the rebound as investors reentered the stock market and economic activity picked up in Latin America.

Nissan Motor Company was another top contributor. Automotive companies, like financial firms, sold off dramatically early in 2009, but performance was somewhat mixed during the early stages of the rebound. During July and August 2009, the U.S. government rolled out its “cash for clunkers” program, designed to spur sales of fuel-efficient vehicles while taking older, less-efficient cars off the road. A similar program had already been in effect in France, Germany, and Italy, and we believed the combined effect would be significant for a company with a strong global presence such as Nissan. We substantially increased the fund’s position in the company during the period, and its shares went on to rally sharply.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook released in late January, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which remain dependent on government stimulus. Asia, in particular, will lead the pack, with strong growth coming from China and India. Meanwhile, the United States and the United Kingdom, whose economies are already recovering, are expected to stay positive in 2010.

Which holdings detracted from the fund’sreturns?

A number of the fund’s biggest detractors from relative returns were stocks to which the fund had limited or no exposure. German automaker Daimler was one such example. As I mentioned, automakers around the world struggled during the economic downturn, and in many cases their stocks became attractively valued, presuming they avoided outright collapse. Our analysis suggested Nissan represented a better investment opportunity than Daimler, and the net contribution of owning Nissan more than offset the missed opportunity of not owning Daimler. Other similar examples were underweight positions in the financials sector, including Australia and New Zealand Banking Group, which I mentioned earlier, and ING Groep, the Dutch diversified financial services company, which I sold before the end of the period.

Another detractor was Ubisoft Entertainment, a video game developer and publisher. We believed that the video game industry in general would prove relatively resilient during the recession, and that companies such as Ubisoft would benefit as consumers spent more time at home and less time — and money — going out. This thesis never quite materialized. A number of video game makers delayed major releases over the past year, while at the same time the used video game market gained traction. The result for Ubisoft was a number of disappointing earnings reports, and the stock sold off. By the end of the period, we had sold our shares of the company.

What’s your outlook for 2010 and for thefund?

At the beginning of 2009, the fund had been defensively positioned, owning high-quality, household-name companies that we believed would be able to generate sustainable earnings even in a challenging economic environment. While those companies lagged the market in 2009, I believe they will be much more attractive in 2010. Investors no longer believe we are teetering on the brink of a second Great Depression, and valuations in the market now reflect expectations of a significant improvement in global economies. With that as a backdrop, I believe investors will increasingly seek out profitable companies that demonstrate revenue growth rather than the continued — and, in my view, unsustainable — expense reductions we experienced in 2009. I anticipate trimming the fund’s exposure to some of the more historically volatile companies in the portfolio and refocusing on stable and growing businesses. Although investors should not expect a repeat in 2010 of 2009’s broad-based surge, I believe that the fund is well positioned to deliver attractive returns for international value investors.

Thank you, Darren, for your time and insight today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since1996.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.13%	5.66%	5.32%	5.32%	5.35%	5.35%	5.59%	5.31%	5.86%	6.33%

10 years	20.91	13.98	12.03	12.03	12.33	12.33	14.84	10.82	17.97	24.03
Annual average	1.92	1.32	1.14	1.14	1.17	1.17	1.39	1.03	1.67	2.18

5 years	6.73	0.63	2.79	1.20	2.81	2.81	4.01	0.37	5.44	8.09
Annual average	1.31	0.13	0.55	0.24	0.56	0.56	0.79	0.07	1.07	1.57

3 years	–27.00	–31.20	–28.66	–30.47	–28.65	–28.65	–28.10	–30.60	–27.56	–26.47
Annual average	–9.96	–11.72	–10.65	–11.41	–10.64	–10.64	–10.41	–11.46	–10.19	–9.74

1 year	25.96	18.66	24.87	19.87	24.90	23.90	25.17	20.82	25.60	26.22

6 months	22.84	15.74	22.40	17.40	22.28	21.28	22.40	18.09	22.62	22.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 12/31/09

	S&P Developed Ex-U.S.	Lipper International Large-Cap
	LargeMidCap Value Index	Value Funds category average*

Annual average (life of fund)	6.64%	6.33%

10 years	50.64	39.42
Annual average	4.18	3.07

5 years	27.53	14.32
Annual average	4.98	2.67

3 years	–13.86	–20.68
Annual average	–4.85	–7.50

1 year	33.96	29.55

6 months	22.62	22.05

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/09, there were 132, 132, 105, 77, 44, and 25 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.031		—	—	—		$0.014	$0.053

Capital gains	—		—	—	—		—	—

Total	$0.031		—	—	—		$0.014	$0.053

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/09	$7.67	$8.14	$7.59	$7.63	$7.68	$7.96	$7.58	$7.69

12/31/09	9.39	9.96	9.29	9.33	9.40	9.74	9.28	9.40

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 6/30/09*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Total annual operating expenses for the fiscal year
ended 6/30/09	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Annualized expense ratio for the six-month period
ended 12/31/09	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Value Fund from July 1, 2009, to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$8.31	$12.50	$12.49	$11.10	$9.71	$6.91

Ending value (after expenses)	$1,228.40	$1,224.00	$1,222.80	$1,224.00	$1,226.20	$1,229.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2009, use the following calculation method. To find the value of your investment on July 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.53	$11.32	$11.32	$10.06	$8.79	$6.26

Ending value (after expenses)	$1,017.74	$1,013.96	$1,013.96	$1,015.22	$1,016.48	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approvedprograms.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P Developed Ex-U.S. LargeMidCap Value Index is an unmanaged index of mostly large-and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended December 31, 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	77th

Three-year period	77th

Five-year period	77th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 93, 62 and 54 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company (“PFTC”) entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($ 52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam International
Value Fund	0.712%	0.800%	(0.088%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds, including your fund, and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery of
shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $44,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/09 (Unaudited)

COMMON STOCKS (98.2%)*	Shares	Value

Airlines (1.3%)
Singapore Airlines, Ltd. (Singapore)	423,540	$4,474,631

		4,474,631
Automotive (3.8%)
Dongfeng Motor Group Co., Ltd. (China)	1,694,000	2,411,280

Nissan Motor Co., Ltd. (Japan) †	810,900	7,094,502

Porsche Automobil Holding SE (Preference) (Germany)	20,851	1,308,594

Valeo SA (France) †	67,420	2,342,349

		13,156,725
Banking (20.9%)
Australia & New Zealand Banking Group, Ltd. (Australia)	158,775	3,232,383

Banco Bilbao Vizcaya Argentaria SA (Spain)	273,656	4,953,121

Banco do Brasil SA (Brazil)	158,200	2,696,436

Banco Santander Central Hispano SA (Spain)	444,843	7,302,860

Bank of China Ltd. (China)	5,103,000	2,732,305

Barclays PLC (United Kingdom)	949,350	4,187,364

BNP Paribas SA (France)	45,238	3,567,031

Commonwealth Bank of Australia (Australia)	43,287	2,112,061

DBS Group Holdings, Ltd. (Singapore)	390,000	4,242,995

DnB NOR ASA (Norway) † S	205,732	2,232,919

HSBC Holdings PLC (United Kingdom)	934,969	10,680,080

Korea Exchange Bank (South Korea)	194,250	2,419,400

National Australia Bank, Ltd. (Australia)	61,890	1,506,904

National Bank of Canada (Canada) S	78,820	4,536,273

National Bank of Greece SA (Greece) †	129,778	3,306,563

Royal Bank of Canada (Canada)	39,779	2,143,437

Societe Generale (France)	71,627	4,952,072

Toronto-Dominion Bank (Canada)	101,290	6,383,002

		73,187,206
Beverage (1.7%)
Britvic PLC (United Kingdom)	593,721	3,916,108

Carlsberg A/S Class B (Denmark)	29,393	2,167,455

		6,083,563
Broadcasting (1.6%)
Gestevision Telecinco SA (Spain)	135,900	1,982,045

Mediaset SpA (Italy)	448,940	3,665,274

		5,647,319
Chemicals (1.6%)
BASF SE (Germany)	64,928	4,024,023

CF Industries Holdings, Inc.	16,533	1,500,866

		5,524,889
Commercial and consumer services (2.2%)
Kloeckner & Co., AG (Germany) † S	71,973	1,840,304

LG Corp. (South Korea)	53,862	3,368,163

TUI Travel PLC (United Kingdom)	574,587	2,367,090

		7,575,557
Computers (1.1%)
Fujitsu, Ltd. (Japan)	581,000	3,740,220

		3,740,220
Conglomerates (4.9%)
Mitsubishi Corp. (Japan)	134,400	3,344,978

Mitsui & Co., Ltd. (Japan)	253,000	3,585,406

COMMON STOCKS (98.2%)* cont.	Shares	Value

Conglomerates cont.
Noble Group, Ltd. (Hong Kong)	1,584,000	$3,631,305

Tyco International, Ltd. †	93,930	3,351,422

Vivendi SA (France)	112,061	3,305,576

		17,218,687
Construction (1.0%)
HeidelbergCement AG (Germany)	45,204	3,106,895

HeidelbergCement AG 144A (Germany)	7,092	487,437

		3,594,332
Consumer goods (0.6%)
Henkel AG & Co. KGaA (Germany)	36,811	1,914,941

		1,914,941
Distribution (1.1%)
Jardine Cycle & Carriage, Ltd. (Singapore)	199,000	3,799,695

		3,799,695
Electric utilities (2.7%)
AGL Energy, Ltd. (Australia)	167,017	2,102,194

Atco, Ltd. Class I (Canada)	44,400	1,958,487

CEZ AS (Czech Republic)	58,826	2,758,968

RWE AG (Germany)	27,210	2,642,081

		9,461,730
Electrical equipment (1.5%)
Mitsubishi Electric Corp. (Japan) †	317,000	2,342,816

Prysmian SpA 144A (Italy)	169,550	2,965,541

		5,308,357
Electronics (2.4%)
Epistar Corp. (Taiwan)	326,000	1,220,217

Epistar Corp. 144A GDR (Taiwan) F †	20,522	385,389

Garmin, Ltd. S	40,800	1,252,560

LG Display Co., Ltd. (South Korea)	95,920	3,240,931

Venture Corp., Ltd. (Singapore)	385,000	2,415,748

		8,514,845
Engineering and construction (0.8%)
Vinci SA (France)	50,157	2,807,043

		2,807,043
Financial (1.8%)
ORIX Corp. (Japan)	24,600	1,674,645

ORIX Corp. 144A (Japan)	4,110	279,788

Shinhan Financial Group Co., Ltd. (South Korea) †	113,160	4,205,028

		6,159,461
Food (1.5%)
Kerry Group PLC Class A (Ireland)	97,998	2,886,276

Toyo Suisan Kaisha, Ltd. (Japan)	110,000	2,524,027

		5,410,303
Insurance (6.7%)
ACE, Ltd.	52,686	2,655,374

Allianz SE (Germany)	14,490	1,802,165

AXA SA (France)	140,976	3,331,442

China Pacific Insurance Group Co., Ltd. (China) †	118,600	472,681

Fairfax Financial Holdings, Ltd. (Canada)	8,400	3,290,341

Prudential PLC (United Kingdom)	174,137	1,775,591

RSA Insurance Group PLC (United Kingdom)	1,332,679	2,595,379

Zurich Financial Services AG (Switzerland)	35,384	7,688,593

		23,611,566

COMMON STOCKS (98.2%)* cont.	Shares	Value

Investment banking/Brokerage (0.9%)
Credit Suisse Group (Switzerland)	66,822	$3,288,993

		3,288,993
Medical technology (0.7%)
Covidien PLC (Ireland)	52,838	2,530,412

		2,530,412
Metals (3.4%)
ArcelorMittal (Luxembourg)	81,633	3,699,488

Eurasian Natural Resources Corp. (United Kingdom)	61,235	904,008

Korea Zinc Co., Ltd. (South Korea)	8,530	1,487,354

Nyrstar (Belgium) †	112,330	1,325,550

Vale SA ADR (Brazil)	90,300	2,621,409

Vedanta Resources PLC (United Kingdom)	45,984	1,902,325

		11,940,134
Natural gas utilities (1.1%)
Gaz de France SA (France)	49,514	2,146,380

Tokyo Gas Co., Ltd. (Japan)	466,000	1,859,580

		4,005,960
Office equipment and supplies (0.9%)
Canon, Inc. (Japan)	77,700	3,288,126

		3,288,126
Oil and gas (8.8%)
BP PLC (United Kingdom)	1,169,771	11,323,570

Nexen, Inc. (Canada)	151,515	3,650,720

Repsol YPF SA (Spain)	99,602	2,657,145

Royal Dutch Shell PLC Class B (United Kingdom)	200,888	5,859,336

StatoilHydro ASA (Norway)	101,582	2,533,357

Total SA (France)	74,364	4,761,538

		30,785,666
Pharmaceuticals (5.6%)
Astellas Pharma, Inc. (Japan)	76,400	2,848,704

Fujirebio, Inc. (Japan)	96,500	2,643,960

Novartis AG (Switzerland)	131,003	7,132,854

Roche Holding AG (Switzerland)	31,318	5,324,353

UCB SA (Belgium)	37,891	1,585,453

		19,535,324
Real estate (2.5%)
Brookfield Properties Corp. (Canada) R	214,808	2,626,868

Dexus Property Group (Australia)	2,334,220	1,763,642

Japan Retail Fund Investment Corp. (Japan) R	436	1,953,478

Wharf (Holdings), Ltd. (Hong Kong)	443,000	2,533,214

		8,877,202
Retail (3.0%)
J Sainsbury PLC (United Kingdom)	527,560	2,745,560

Lawson, Inc. (Japan)	56,400	2,487,229

Next PLC (United Kingdom)	61,690	2,058,644

Wesfarmers, Ltd. (Australia)	111,001	3,088,018

		10,379,451
Semiconductor (0.8%)
Tokyo Electron, Ltd. (Japan)	45,900	2,937,986

		2,937,986
Software (0.9%)
Longtop Financial Technologies Ltd. ADR (China) †	81,437	3,014,798

		3,014,798

COMMON STOCKS (98.2%)* cont.	Shares	Value

Technology services (0.6%)
Perfect World Co., Ltd. ADR (China) †	50,189	$1,979,454

		1,979,454
Telecommunications (4.9%)
America Movil SAB de CV ADR Ser. L (Mexico)	47,131	2,214,214

BCE, Inc. (Canada)	116,300	3,222,222

France Telecom SA (France)	108,643	2,710,359

KDDI Corp. (Japan)	503	2,655,220

KT Corp. (South Korea)	66,290	2,227,568

Tele2 AB Class B (Sweden)	107,659	1,650,280

Vodafone Group PLC (United Kingdom)	1,105,056	2,561,354

		17,241,217
Telephone (0.4%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	37,500	1,476,570

		1,476,570
Tobacco (0.8%)
Japan Tobacco, Inc. (Japan)	865	2,921,628

		2,921,628
Transportation (0.5%)
DP World, Ltd. (United Arab Emirates)	3,703,577	1,592,538

		1,592,538
Transportation services (1.2%)
ComfortDelgro Corp., Ltd. (Singapore)	1,584,000	1,843,020

Deutsche Post AG (Germany)	123,687	2,377,980

		4,221,000
Trucks and parts (1.2%)
Aisin Seiki Co., Ltd. (Japan)	93,100	2,663,658

Toyoda Gosei Co., Ltd. (Japan)	55,200	1,662,889

		4,326,547
Water Utilities (0.8%)
Guangdong Investment, Ltd. (China)	4,984,000	2,895,392

		2,895,392
Total common stocks (cost $291,892,602)		$344,429,468

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Bonds 4 3/4s, March 31, 2011 [i]	$436,000	$462,762

Total U.S. treasury obligations (cost $462,762)		$462,762

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 [d]	$6,861,176	$6,861,022

Putnam Money Market Liquidity Fund [e]	6,314,413	6,314,413

U.S. Treasury Bills with effective yields ranging
from 0.33% to 0.36%, November 18, 2010 ##	1,408,000	1,403,017

U.S. Treasury Bills for an effective yield of 0.26%,
August 26, 2010 ##	260,000	259,665

U.S. Treasury Cash Management Bills with effective
yields ranging from 0.20% to 0.34%, July 15, 2010 ##	210,000	209,608

Total short-term investments (cost $15,048,380)		$15,047,725

TOTAL INVESTMENTS

Total investments (cost $307,403,744)		$359,939,955

Key to holding’s abbreviations

ADR American Depository Receipts
GDR Global Depository Receipts

* Percentages indicated are based on net assets of $350,757,761.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $2,914,100 have been segregated to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

Japan	15.3%	Hong Kong	1.7%

United Kingdom	15.0	Ireland	1.5

France	8.5	Brazil	1.5

Canada	7.9	Norway	1.4

Switzerland	6.6	Luxembourg	1.0

Germany	5.5	Greece	0.9

United States	4.9	Belgium	0.8

South Korea	4.8	Czech Republic	0.8

Spain	4.8	Mexico	0.6

Singapore	4.8	Denmark	0.6

Australia	3.9	Sweden	0.5

China	3.8	Taiwan	0.5

Italy	1.9	United Arab Emirates	0.5

		Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/09 (aggregate face value $127,196,906) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$21,988,468	$22,587,757	1/20/10	$(599,289)

British Pound	19,780,329	20,342,589	1/20/10	(562,260)

Canadian Dollar	6,267,466	6,248,059	1/20/10	19,407

Danish Krone	1,139,056	1,198,744	1/20/10	(59,688)

Euro	32,856,448	34,657,239	1/20/10	(1,800,791)

Hong Kong Dollar	976,433	976,906	1/20/10	(473)

Japanese Yen	18,691,922	19,986,691	1/20/10	(1,294,769)

Norwegian Krone	6,568,174	6,793,746	1/20/10	(225,572)

Swedish Krona	11,121,401	11,568,566	1/20/10	(447,165)

Swiss Franc	2,744,761	2,836,609	1/20/10	(91,848)

Total				$(5,062,448)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/09 (aggregate face value $92,596,977) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$10,259,778	$10,534,091	1/20/10	$274,313

British Pound	10,064,187	10,351,027	1/20/10	286,840

Canadian Dollar	2,238,326	2,232,311	1/20/10	(6,015)

Euro	22,220,278	23,438,917	1/20/10	1,218,639

Hong Kong Dollar	3,756,959	3,758,867	1/20/10	1,908

Japanese Yen	11,325,836	12,108,611	1/20/10	782,775

Norwegian Krone	8,326,048	8,613,988	1/20/10	287,940

Singapore Dollar	14,256,832	14,489,930	1/20/10	233,098

Swedish Krona	3,932,097	4,092,717	1/20/10	160,620

Swiss Franc	2,879,835	2,976,518	1/20/10	96,683

Total				$3,336,801

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined asfollows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The accompanying notes are an integral part of these financial statements.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$4,122,275	$16,937,080	$—

Capital goods	—	15,730,073	—

Communication services	5,436,436	13,281,351	—

Conglomerates	3,351,422	13,867,265	—

Consumer cyclicals	—	31,526,263	—

Consumer staples	—	25,362,919	—

Energy	3,650,720	27,134,946	—

Financials	24,331,731	90,792,697	—

Health care	2,530,412	19,535,324	—

Technology	6,246,812	13,555,102	385,389

Transportation	1,592,538	8,695,631	—

Utilities and power	1,958,487	14,404,595	—

Total common stocks	53,220,833	290,823,246	385,389
U.S. Treasury Obligations	—	462,762	—
Short-term investments	6,314,413	8,733,312	—

Totals by level	$59,535,246	$300,019,320	$385,389
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(1,725,647)	$396,584

Other financial instruments include forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

						Net
				Change in net		transfers
	Balance as	Accrued	Realized	unrealized	Net	in and/	Balance as of
	of June 30,	discounts/	gain/	appreciation/	purchases/	or out of	December 31,
	2009	premiums	(loss)	(depreciation)†	sales	Level 3	2009

Common stocks:

Technology	$—	$—	$—	$118,603	$266,786	$—	$385,389

Total common
stocks	$—	$—	$—	$118,603	$266,786	$—	$385,389

Totals	$—	$—	$—	$118,603	$266,786	$—	$385,389

† Includes $118,603 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Net
				Change in net		transfers
	Balance as	Accrued	Realized	unrealized	Net	in and/	Balance as of
	of June 30,	discounts/	gain/	appreciation/	purchases/	or out of	December 31,
	2009††	premiums	(loss)	(depreciation)†	sales	Level 3	2009††

Other financial
instruments	$444,634	$—	$—	$(48,050)	$—	$—	$396,584

† Includes $(48,050) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including $6,552,932 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $301,089,331)	$353,625,542
Affiliated issuers (identified cost $6,314,413) (Note 6)	6,314,413

Foreign currency (cost $217,431) (Note 1)	220,613

Dividends, interest and other receivables	809,921

Receivable for shares of the fund sold	285,973

Receivable for investments sold	386,068

Receivable for receivable purchase agreement (Note 2)	396,584

Foreign tax reclaim	587,995

Unrealized appreciation on forward currency contracts (Note 1)	3,362,223

Total assets	365,989,332

LIABILITIES

Payable for investments purchased	511,650

Payable for shares of the fund repurchased	945,711

Payable for compensation of Manager (Note 2)	661,743

Payable for investor servicing fees (Note 2)	110,086

Payable for custodian fees (Note 2)	38,417

Payable for Trustee compensation and expenses (Note 2)	131,355

Payable for administrative services (Note 2)	2,240

Payable for distribution fees (Note 2)	232,280

Payable for postage expense	68,724

Unrealized depreciation on forward currency contracts (Note 1)	5,087,870

Collateral on certain derivative contracts, at value (Note 1)	462,762

Collateral on securities loaned, at value (Note 1)	6,861,022

Other accrued expenses	117,711

Total liabilities	15,231,571

Net assets	$350,757,761

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$643,794,222

Undistributed net investment income (Note 1)	2,407,467

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(346,665,966)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	51,222,038

Total — Representing net assets applicable to capital shares outstanding	$350,757,761

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($295,941,271 divided by 31,527,899 shares)	$9.39

Offering price per class A share (100/94.25 of $9.39)*	$9.96

Net asset value and offering price per class B share ($27,137,374 divided by 2,922,599 shares)**	$9.29

Net asset value and offering price per class C share ($13,972,499 divided by 1,498,094 shares)**	$9.33

Net asset value and redemption price per class M share ($6,089,413 divided by 647,692 shares)	$9.40

Offering price per class M share (100/96.50 of $9.40)*	$9.74

Net asset value, offering price and redemption price per class R share
($2,255,350 divided by 243,151 shares)	$9.28

Net asset value, offering price and redemption price per class Y share
($5,361,854 divided by 570,325 shares)	$9.40

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $296,419)	$5,361,839

Interest (including interest income of $5,060 from investments in affiliated issuers) (Note 6)	5,706

Securities lending	60,660

Total investment income	5,428,205

EXPENSES

Compensation of Manager (Note 2)	1,507,754

Investor servicing fees (Note 2)	722,654

Custodian fees (Note 2)	55,065

Trustee compensation and expenses (Note 2)	14,216

Administrative services (Note 2)	7,212

Distribution fees — Class A (Note 2)	375,047

Distribution fees — Class B (Note 2)	145,239

Distribution fees — Class C (Note 2)	71,124

Distribution fees — Class M (Note 2)	23,009

Distribution fees — Class R (Note 2)	5,686

Other	233,715

Fees waived and reimbursed by Manager (Note 2)	(218,867)

Total expenses	2,941,854

Expense reduction (Note 2)	(9,192)

Net expenses	2,932,662

Net investment income	2,495,543

Net realized gain on investments (Notes 1 and 3)	15,804,645

Net realized gain on futures contracts (Note 1)	148,746

Net realized gain on foreign currency transactions (Note 1)	2,710,745

Net realized gain on written options (Notes 1 and 3)	248,064

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(800,475)

Net unrealized appreciation of investments, futures contracts,
receivable purchase agreements, and written options during the period	55,801,830

Net gain on investments	73,913,555

Net increase in net assets resulting from operations	$76,409,098

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/09*	Year ended 6/30/09

Operations:
Net investment income	$2,495,543	$10,023,460

Net realized gain (loss) on investments and
foreign currency transactions	18,912,200	(349,957,193)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	55,001,355	(7,067,136)

Net increase (decrease) in net assets resulting from operations	76,409,098	(347,000,869)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(979,318)	(5,593,426)

Class B	—	—

Class C	—	(39,636)

Class M	—	(37,100)

Class R	(3,524)	(26,979)

Class Y	(30,465)	(643,390)

From return of capital
Class A	—	(74,434)

Class B	—	—

Class C	—	(527)

Class M	—	(494)

Class R	—	(359)

Class Y	—	(8,562)

Increase in capital from settlement payments	—	1,174,272

Redemption fees (Note 1)	2,142	24,346

Decrease from capital share transactions (Note 4)	(76,049,034)	(238,603,345)

Total decrease in net assets	(651,101)	(590,830,503)

NET ASSETS

Beginning of period	351,408,862	942,239,365

End of period (including undistributed net investment income
of $2,407,467 and $925,231, respectively)	$350,757,761	$351,408,862

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized												Ratio ofnet
	Net asset	Net	and			From net				Non-				Ratio	investment
	value,	investment	unrealized	Total from	From net	realized	From	Total	Redemp-	recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	return of	distri-	tion	reim-	value, end	at net asset	end of period	to average net	to average	Portfolio
Period ended	ofperiod	(loss) [a]	investments	operations	income	investments	capital	butions	fees [c]	bursements	of period	value (%) [d]	(in thousands)	assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
December 31, 2009 **	$7.67	.06 f	1.6 9	1.75	(.03)	—	—	(.03)	—	—	$9.39	22.84 *	$295,941	0.75 *	0.71 *	6 0.43 *
June 30, 2009	12.54	.18	(4.9 6 )	(4.78)	(.12)	—	— c	(.12)	—	.03 i,j	7.67	(37.76)	271,778	1.34	2.11	9 1.6 9
June 30, 2008	17.36	.26	(2.5 1)	(2.25)	(.35 )	(2.22)	—	(2.57)	—	—	12.54	(14.26)	751,388	1.30	1.72	6 4.84
June 30, 2007	14.80	.22	3.9 0	4.12	(.43)	(1.13)	—	(1.56)	—	—	17.36	29.14	914,680	1.34	1.37	105 .32
June 30, 2006	11.68	.24 g	3.04	3.28	(.16 )	—	—	(.16)	—	—	14.80	28.23	623,921	1.39 g	1.76 g	9 4.24
June 30, 2005	10.39	.16 h	1.22	1.38	(.09 )	—	—	(.09)	—	—	11.68	13.27	416,868	1.38	1.46 h	6 2.40

Class B
December 31, 2009 **	$7.59	.03 f	1.6 7	1.70	—	—	—	—	—	—	$9.29	22.40 *	$27,137	1.13 *	.32 *	6 0.43 *
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	—	—	.03 i,j	7.59	(38.24)	27,912	2.09	1.30	9 1.6 9
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	—	(2.42)	—	—	12.29	(14.93)	94,624	2.05	.77	6 4.84
June 30, 2007	14.53	.08	3.85	3.93	(.30)	(1.13)	—	(1.43)	—	—	17.03	28.19	177,599	2.09	.5 1	105 .32
June 30, 2006	11.45	.10 g	3.02	3.12	(.04)	—	—	(.04)	—	—	14.53	27.31	178,818	2.14 g	.75 g	9 4.24
June 30, 2005	10.21	.06 h	1.20	1.26	(.02)	—	—	(.02)	—	—	11.45	12.38	216,063	2.13	.5 4 h	6 2.40

Class C
December 31, 2009 **	$7.63	.03 f	1.6 7	1.70	—	—	—	—	—	—	$9.33	22.28 *	$13,972	1.13 *	.33 *	6 0.43 *
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	—	— c	(.02)	—	.03 i,j	7.63	(38.16)	13,116	2.09	1.37	9 1.6 9
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	—	(2.44)	—	—	12.37	(14.93)	34,789	2.05	.9 0	6 4.84
June 30, 2007	14.65	.09	3.87	3.96	(.33)	(1.13)	—	(1.46)	—	—	17.15	28.17	48,366	2.09	.6 0	105 .32
June 30, 2006	11.57	.13 g	3.02	3.15	(.07)	—	—	(.07)	—	—	14.65	27.29	34,943	2.14 g	.9 6 g	9 4.24
June 30, 2005	10.32	.08 h	1.20	1.28	(.03)	—	—	(.03)	—	—	11.57	12.39	26,519	2.13	.6 7 h	6 2.40

Class M
December 31, 2009 **	$7.68	.04 f	1.6 8	1.72	—	—	—	—	—	—	$9.40	22.40 *	$6,089	1.00 *	.46 *	6 0.43 *
June 30, 2009	12.47	.13	(4.9 1)	(4.78)	(.04)	—	— c	(.04)	—	.03 i,j	7.68	(38.06)	5,525	1.84	1.5 9	9 1.6 9
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26 )	(2.22)	—	(2.48)	—	—	12.47	(14.62)	16,115	1.80	1.17	6 4.84
June 30, 2007	14.72	.13	3.88	4.01	(.35 )	(1.13)	—	(1.48)	—	—	17.25	28.47	22,173	1.84	.83	105 .32
June 30, 2006	11.61	.16 g	3.04	3.20	(.09 )	—	—	(.09)	—	—	14.72	27.67	17,889	1.89 g	1.15 g	9 4.24
June 30, 2005	10.35	.09 h	1.22	1.31	(.05 )	—	—	(.05)	—	—	11.61	12.62	15,053	1.88	.85 h	6 2.40

Class R
December 31, 2009 **	$7.58	.05 f	1.6 6	1.71	(.01)	—	—	(.01)	—	—	$9.28	22.62 *	$2,255	.87 *	.5 7 *	6 0.43 *
June 30, 2009	12.40	.17	(4.9 1)	(4.74)	(.11)	—	— c	(.11)	—	.03 i,j	7.58	(37.90)	2,057	1.5 9	2.14	9 1.6 9
June 30, 2008	17.21	.26	(2.5 2)	(2.26)	(.33)	(2.22)	—	(2.55)	—	—	12.40	(14.43)	2,835	1.5 5	1.81	6 4.84
June 30, 2007	14.72	.23	3.82	4.05	(.43)	(1.13)	—	(1.56)	—	—	17.21	28.78	1,440	1.5 9	1.46	105 .32
June 30, 2006	11.63	.26 g	2.9 8	3.24	(.15 )	—	—	(.15)	—	—	14.72	28.03	433	1.6 4 g	1.89 g	9 4.24
June 30, 2005	10.39	.27 h	1.06	1.33	(.09 )	—	—	(.09)	—	—	11.63	12.83	129	1.6 3	2.34 h	6 2.40

Class Y
December 31, 2009 **	$7.69	.07 f	1.6 9	1.76	(.05 )	—	—	(.05)	—	—	$9.40	22.94 *	$5,362	.6 2 *	.83 *	6 0.43 *
June 30, 2009	12.61	.22	(5 .01)	(4.79)	(.16 )	—	— c	(.16)	—	.03 i,j	7.69	(37.62)	31,021	1.09	2.70	9 1.6 9
June 30, 2008	17.44	.31	(2.5 3)	(2.22)	(.39 )	(2.22)	—	(2.61)	—	—	12.61	(14.02)	42,488	1.05	2.11	6 4.84
June 30, 2007	14.86	.23	3.9 5	4.18	(.47)	(1.13)	—	(1.60)	—	—	17.44	29.44	19,229	1.09	1.46	105 .32
June 30, 2006	11.71	.25 g	3.09	3.34	(.19 )	—	—	(.19)	—	—	14.86	28.69	19,638	1.14 g	1.86 g	9 4.24
June 30, 2005	10.42	.20 h	1.20	1.40	(.11)	—	—	(.11)	—	—	11.71	13.42	21,292	1.13	1.79 h	6 2.40

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

 ** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

December 31, 2009	0.06%

June 30, 2009	0.17

June 30, 2008	<0.01

June 30, 2007	0.01

June 30, 2006	0.04

June 30, 2005	0.05

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.03	0.37%

Class B	0.03	0.38

Class C	0.03	0.37

Class M	0.03	0.37

Class R	0.03	0.37

Class Y	0.05	0.53

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets.

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

42

Notes to financial statements 12/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam International Value Fund (the “fund”), formerly known as Putnam International Growth and Income Fund, a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC., believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically

43

by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option

44

contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average contract amount of approximately 3,641 on Purchased options contracts for the sixmonths ended December 31, 2009.

See Note 3 for the volume of Written options contracts activity for the six months ended December 31, 2009.

The fund had an average contract amount of approximately 3 on Futures contracts for the six months ended December 31, 2009.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Outstanding contracts on forward currency contracts at the period ended December 31, 2009 are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At December 31, 2009, the fund had net liability position of $3,023,620 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,515,250.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2009, the value of securities loaned amounted to $6,552,932. The fund received cash collateral of $6,861,022 which is pooled with collateral of other Putnam funds into 47 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken

45

in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2009, the fund had a capital loss carryover of $154,357,123 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on June 30, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2010 approximately $196,756,956 of losses recognized during the period November 1, 2008 to June 30, 2009.

The aggregate identified cost on a tax basis is $321,867,831, resulting in gross unrealized appreciation and depreciation of $47,232,805 and $9,160,681, respectively, or net unrealized appreciation of $38,072,124.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (“base fee”) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.85% of the first $5 billion of average net assets, 0.80% of the next $5 billion, 0.75% of the next $10 billion, 0.70% of the next $10 billion, 0.65% of the next $50 billion, 0.63% of the next $50 billion, 0.62% of the next $100 billion, and 0.615% thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. LargeMidCap Value Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the

46

expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended December 31, 2009, the fund’s expenses were reduced by $80,089 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.712% of the fund’s average net assets. During the period ended December 31, 2009, the fund’s expenses were reduced by $138,778 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $1,725,299 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended December 31, 2009, the fund’s expenses were reduced by $209 under the expense offset arrangements and by $8,983 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $297, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are

47

reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended December 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,624 and $90 from the sale of class A and class M shares, respectively, and received $16,036 and $393 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended December 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $44 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $218,210,425 and $291,542,862, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended December 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	216,612	$248,064

Options opened	—	—
Options exercised	—	—
Options expired	(216,612)	(248,064)
Options closed	—	—

Written options
outstanding at
end of period	—	$—

Note 4: Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/09		Year ended 6/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	1,187,924	$10,675,102	4,928,118	$41,148,891

Shares issued in connection with
reinvestment of distributions	99,357	916,073	750,993	5,317,029

	1,287,281	11,591,175	5,679,111	46,465,920

Shares repurchased	(5,182,755)	(46,134,004)	(30,161,732)	(242,432,350)

Net decrease	(3,895,474)	$(34,542,829)	(24,482,621)	$(195,966,430)

48

	Six months ended 12/31/09		Year ended 6/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	83,667	$743,347	395,654	$3,101,088

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	83,667	743,347	395,654	3,101,088

Shares repurchased	(837,293)	(7,391,354)	(4,417,027)	(36,393,562)

Net decrease	(753,626)	$(6,648,007)	(4,021,373)	$(33,292,474)

	Six months ended 12/31/09		Year ended 6/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	45,768	$414,337	227,002	$1,866,790

Shares issued in connection with
reinvestment of distributions	—	—	4,486	31,714

	45,768	414,337	231,488	1,898,504

Shares repurchased	(267,410)	(2,338,413)	(1,323,111)	(10,412,490)

Net decrease	(221,642)	$(1,924,076)	(1,091,623)	$(8,513,986)

	Six months ended 12/31/09		Year ended 6/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	17,053	$153,421	79,448	$643,288

Shares issued in connection with
reinvestment of distributions	—	—	5,022	35,708

	17,053	153,421	84,470	678,996

Shares repurchased	(88,945)	(792,406)	(657,540)	(5,315,854)

Net decrease	(71,892)	$(638,985)	(573,070)	$(4,636,858)

	Six months ended 12/31/09		Year ended 6/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	52,475	$463,524	137,656	$1,062,424

Shares issued in connection with
reinvestment of distributions	373	3,398	3,273	22,940

	52,848	466,922	140,929	1,085,364

Shares repurchased	(81,157)	(726,373)	(98,161)	(788,131)

Net increase (decrease)	(28,309)	$(259,451)	42,768	$297,233

	Six months ended 12/31/09		Year ended 6/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	343,805	$2,884,260	5,169,386	$36,515,258

Shares issued in connection with
reinvestment of distributions	3,055	28,227	91,954	651,952

	346,860	2,912,487	5,261,340	37,167,210

Shares repurchased	(3,809,455)	(34,948,173)	(4,598,226)	(33,658,040)

Net increase (decrease)	(3,462,595)	$(32,035,686)	663,114	$3,509,170

49

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of December 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$3,362,223	Payables	$5,087,870

Total		$3,362,223		$5,087,870

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended December 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$2,706,976	$2,706,976

Equity contracts	248,064	148,746	—	396,810

Total	$248,064	$148,746	$2,706,976	$3,103,786

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$(811,621)	$(811,621)

Equity contracts	(97,913)	(4,885)	—	(102,798)

Total	$(97,913)	$(4,885)	$(811,621)	$(914,419)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,060 for the period ended December 31, 2009. During the period ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $83,066,463 and $85,115,740, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

50

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

51

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:*

	Votes for	Votes withheld

Ravi Akhoury	2,559,093,326	3,650,315

Jameson A. Baxter	2,559,103,364	3,640,277

Charles B. Curtis	2,559,108,403	3,635,238

Robert J. Darretta	2,559,140,736	3,602,905

Myra R. Drucker	2,559,082,504	3,661,137

John A. Hill	2,559,112,213	3,631,428

Paul L. Joskow	2,559,148,445	3,595,196

Elizabeth T. Kennan	2,559,090,795	3,652,846

Kenneth R. Leibler	2,559,127,664	3,615,977

Robert E. Patterson	2,559,155,073	3,588,568

George Putnam, III	2,559,084,563	3,659,078

Robert L. Reynolds	2,559,145,866	3,597,775

W. Thomas Stephens	2,559,160,721	3,582,920

Richard B. Worley	2,559,128,484	3,615,157

* Because all funds of Putnam Funds Trust vote as a single class with respect to election of Trustees, the tabulations reflect preliminary results pending fund tabulation of voting results (including for those funds of Putnam Funds Trust whose meeting was adjourned, the results of voting at any adjourned session of the meeting).

November 19, 2009 meeting

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

22,943,165	945,349	737,412	6,543,883

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

22,939,291	911,238	775,397	6,543,883

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

22,867,896	995,860	762,170	6,543,883

All tabulations are rounded to the nearest whole number.

52

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Robert R. Leveille
Putnam Investment	Robert L. Reynolds	Vice President and Chief
Management, LLC	President	Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	BSA Compliance Officer
Putnam Retail Management	Treasurer and
One Post Office Square	Compliance Liaison	Judith Cohen
Boston, MA 02109		Vice President, Clerk and
	Charles E. Porter	Assistant Treasurer
Custodian	Senior Advisor to the Trustees
State Street Bank and Trust		Wanda M. McManus
Company	Steven D. Krichmar	Vice President, Senior Associate
	Vice President and	Treasurer and Assistant Clerk
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
	Janet C. Smith	Vice President, Assistant Clerk,
Trustees	Vice President, Principal	Assistant Treasurer and
John A. Hill, Chairman	Accounting Officer and	Proxy Manager
Jameson A. Baxter,	Assistant Treasurer
Vice Chairman
Ravi Akhoury	Susan G. Malloy
Charles B. Curtis	Vice President and
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
Robert L. Reynolds
W. Thomas Stephens	Francis J. McNamara, III
Richard B. Worley	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA024 259553 2/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 1, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 1, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: July 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Semiannual report
12|31|09

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Small Cap Growth
Fund

Semiannual report
12|31|09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	49

Message from the Trustees

Dear Fellow Shareholder:

The historic market rally that began in March 2009 maintained its momentum through the close of the year. Investors in both stocks and bonds saw their account balances improve, and Putnam’s shareholders were particularly well served. In the early weeks of 2010, encouraging evidence continued to build, pointing to a worldwide economic recovery.

We are pleased to report that Barron’s has named Putnam Investments the top fund family for performance in 2009. This ranking reflects the intense efforts of an investment team infused with a determination to excel, and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

Although investors may continue to be rewarded this year, we do not expect that 2010 will be a repeat performance of 2009, when markets around the world delivered a potent recovery from distressed levels. The most substantial returns in 2009 came from the historically low-priced shares of companies that survived the downturn. Going forward, growth will more likely come from shares in companies positioned to thrive in the expanding global economic recovery.

If there is any lesson to be learned from the painful market downturn of 2008 and early 2009, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes, as well as across modern investment strategies focused on reducing volatility, and adhering to your plan in every kind of market environment.

2

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, presented at the Putnam Funds’ recent shareholder meetings. We also welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The fund’s manager looks for small companies that he believes have the potential to grow and prosper, at which point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects. In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering these “diamonds in the rough.”

The fund’s manager works closely with Putnam’s analysts to uncover investment opportunities across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, he has a variety of resources to help identify the companies that might grow into “mighty oaks.”

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those believed to offer growth potential.

Quality The manager evaluates high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund’s holdings have spanned
many sectors and industries over time.

Performance
snapshot

Average annual total return (%) comparison as of 12/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

Interview with your
fund’s portfolio manager

Anthony Sutton

Tony, how did Putnam Small Cap Growth
Fund perform for the six-month period that
ended December 31, 2009?

I am pleased to report that the fund delivered a solid return for the period, gaining 23.43% as the stock market recovered from one of its most difficult downturns in decades. The fund also outperformed its benchmark, the Russell 2000 Growth Index, which returned 20.75%, and the average return of its peer group, Lipper Small-Cap Growth Funds, which was 22.04%.

Fund performance improved considerably
since the close of its fiscal year six months
ago. What contributed to the solid returns?

This period began at a very difficult time for the types of high-quality, small-company stocks I target for the fund. In early 2009, when the market began to recover from its dramatic downturn, stocks of lower-quality companies were the first to rally. These included highly speculative — and in some cases, nearly bankrupt — businesses whose stocks had fallen tremendously. Once investors realized that the worst was likely behind us, they turned to these beaten-down stocks. This is a hallmark of a major bottoming process, one that generally runs its course in two or three quarters, after which high-quality growth stocks retake the lead. This is exactly what happened; at the start of the period in July, conditions reversed, and stocks of companies with higher-quality ratings and fundamental business strength began to outperform their lower-quality counterparts.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/09. See page 6 and pages 11–12 for additional fund performance information. Index descriptions can be found on page 14.

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What helped the fund outperform its
benchmark and peers?

One strategy that helped relative performance was my decision to maintain overweight positions in the energy and basic materials sectors. As a result of the global economic crisis, we saw a massive contraction in capacity for basic materials — and steel in particular — in markets worldwide. As demand and prices increased with the economic recovery, energy and materials stocks saw significant gains. This made a significant contribution to the fund’s performance versus the benchmark. Other sectors that helped performance were consumer discretionary, financials, and health care. It is worth noting that my focus — within these sectors and throughout the portfolio — always remains on individual stock selection. I don’t make shifts in holdings based on broad macroeconomic themes; I use intensive fundamental research to select what I believe are the stocks with the strongest growth potential.

What were some stocks that contributed
to performance?

The top contributor to performance was the stock of Oshkosh Corporation, which designs and manufactures specialty vehicles, such as emergency vehicles and defense trucks. I built a position in this stock partly in anticipation that it would be awarded a massive government contract to produce armored vehicles for the war effort. We took a strategic approach, and I believed the diversity of Oshkosh’s businesses would enable it to maintain its strength should the contract go to a competitor. In the end, Oshkosh was awarded the contract, and its stock outperformed considerably. By the close of the period, I had sold the fund’s position in Oshkosh. Interestingly, while researching Oshkosh and other competitors, I discovered an opportunity in ArvinMeritor, a producer of components for armored vehicles. I was impressed with what I learned about the company and added it to the portfolio. ArvinMeritor was the second-largest

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Brocade Communications Systems, Inc. (2.0%)	Technology	Computers
EZCORP, Inc. Class A (2.0%)	Consumer cyclicals	Commercial and consumer services
Synchronoss Technologies, Inc. (1.6%)	Technology	Computers
Quest Software, Inc. (1.5%)	Technology	Computers
W.R. Grace & Co. (1.3%)	Basic materials	Chemicals
OfficeMax, Inc. (1.2%)	Consumer cyclicals	Retail
ev3, Inc. (1.2%)	Health care	Medical technology
Silicon Graphics International Corp. (1.2%)	Technology	Computers
Clean Harbors, Inc. (1.2%)	Capital goods	Environmental
American Superconductor Corp. (1.2%)	Technology	Electronics

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/09. Short-term holdings are excluded. Holdings will vary over time. Current and future holdings are subject to risk.

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contributor to performance versus the benchmark for the period.

“At the start of the period, conditions
reversed, and stocks of companies with
higher-quality ratings and fundamental
business strength began to outperform
their lower-quality counterparts.”

Anthony Sutton

Another highlight was SXC Health Solutions, a pharmacy benefit manager (PBM). PBMs administer drug benefit programs for employers and health insurance carriers, and have benefited from efforts to lower health-care costs. As a former health-care analyst, I believe that PBMs today offer attractive long-term growth potential. In the retail sector, top performers included Jo-Ann Stores, a retailer of fabrics and crafts that has had impressive sales growth and market share gains, particularly as Wal-Mart began removing fabric departments from its stores. Another strong retail holding was OfficeMax, which — in a classic turnaround story — has gained momentum after many years of underperformance.

The stock of EZCORP, a pawn shop operator, also performed well during the period. The company benefited from pricing power — particularly as gold prices rose — and better access to quality inventory. In addition, the company’s acquisitions and international opportunities in Canada and Mexico proved beneficial throughout 2009.

Which holdings detracted from returns?

ADC Telecommunications, a provider of broadband communications network infrastructure, dampened fund performance for the period. Its stock struggled as the buildout of broadband to homes slowed and competition for subscribers intensified with the growth of the smart-phone market. By the close of the period, I had trimmed this position considerably. In the retail sector, Pacific Sunwear of California did not meet my expectations. Despite a new management team’s attempt

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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to revive sales and earnings, the business has continued to struggle. By the close of the period, I had sold this position.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook released in late January, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which remain dependent on government stimulus. Asia, in particular, will lead the pack, with strong growth coming from China and India. Meanwhile, the United States and the United Kingdom, whose economies are already recovering, are expected to stay positive in 2010.

A number of stocks in the portfolio struggled with declines that I believe were the result of short-term setbacks rather than issues with the fundamental strengths of the businesses. These included GFI Group, a derivatives broker that struggled in a market that didn’t favor these types of securities. LodgeNet Interactive is another stock I continued to hold in the portfolio despite underperformance for the period. The company, which provides on-demand movie services through hotels as well as television systems for hospital patients, should do well as the economy improves. Finally, Global Sources, a Bermuda-based company that specializes in trade show and business magazine services, primarily for Chinese markets, was another detractor that I believe continues to offer attractive long-term potential.

What is your outlook?

There are a number of factors that I find encouraging for small-cap companies. One is the effort by government policymakers to pump money into the economy. This plays to small-cap stocks’ strengths by providing funding for growth, as well as money for new companies. While this raises concerns about inflation down the road, a moderate increase in inflation can benefit small companies, which tend to have newer products that they can re-price more quickly than their large-cap competitors. Of course, there are still risks, including the possibility that consumer spending will not recover for some time, which is why we continue to stick with our disciplined investment process.

Thank you for your time and insight.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future holdings are subject to risk.

Portfolio Manager Anthony Sutton has an M.B.A. from the MIT Sloan School of Management and a B.S. from Monmouth University. Anthony joined Putnam in 2001 and has been in the investment industry since 1989.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.09%	8.55%	8.28%	8.28%	8.27%	8.27%	8.55%	8.23%	8.81%	9.22%

10 years	–17.02	–21.80	–22.98	–22.98	–23.03	–23.03	–21.01	–23.79	–19.02	–15.75
Annual average	–1.85	–2.43	–2.58	–2.58	–2.58	–2.58	–2.33	–2.68	–2.09	–1.70

5 years	–15.41	–20.28	–18.50	–19.75	–18.56	–18.56	–17.49	–20.36	–16.46	–14.36
Annual average	–3.29	–4.43	–4.01	–4.31	–4.02	–4.02	–3.77	–4.45	–3.53	–3.05

3 years	–26.19	–30.44	–27.83	–29.70	–27.85	–27.85	–27.30	–29.85	–26.77	–25.65
Annual average	–9.63	–11.40	–10.30	–11.08	–10.31	–10.31	–10.08	–11.15	–9.86	–9.41

1 year	26.30	19.06	25.43	20.43	25.33	24.33	25.72	21.31	25.95	26.61

6 months	23.43	16.31	22.97	17.97	22.88	21.88	23.08	18.75	23.16	23.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

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Comparative index returns For periods ended 12/31/09

		Lipper Small-Cap Growth Funds
	Russell 2000 Growth Index	category average*

Annual average (life of fund)	2.06%	4.06%

10 years	–12.92	5.86
Annual average	–1.37	–0.18

5 years	4.44	1.97
Annual average	0.87	0.23

3 years	–11.53	–13.63
Annual average	–4.00	–4.90

1 year	34.47	36.20

6 months	20.75	22.04

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/09, there were 557, 540, 472, 397, 217, and 153 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/09	$11.44	$12.14	$10.71	$10.71	$10.96	$11.36	$11.27	$11.63

12/31/09	14.12	14.98	13.17	13.16	13.49	13.98	13.88	14.37

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

This fund made no distributions during this period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 6/30/09*	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Total annual operating expenses for the fiscal year
ended 6/30/09	1.79%	2.54%	2.54%	2.29%	2.04%	1.54%

Annualized expense ratio for the six-month period
ended 12/31/09	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from July 1, 2009, to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$8.00	$12.20	$12.19	$10.80	$9.39	$6.59

Ending value (after expenses)	$1,234.30	$1,229.70	$1,228.80	$1,230.80	$1,231.60	$1,235.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2009, use the following calculation method. To find the value of your investment on July 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.22	$11.02	$11.02	$9.75	$8.49	$5.96

Ending value (after expenses)	$1,018.05	$1,014.27	$1,014.27	$1,015.53	$1,016.79	$1,019.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective October 30, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to

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the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve

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new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant

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economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling threeyear period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to

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assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds.

One-year period	82nd

Three-year period	91st

Five-year period	82nd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 593, 506 and 413 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

19

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

20

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

On December 18, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Small Cap Growth Fund	0.642%	1.000%	(0.358)%

21

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds

22

also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected

23

funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, including your fund, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management

24

fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund was subject to a management fee waiver that reduced the fund’s management fee pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

25

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $44,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

26

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

27

The fund’s portfolio 12/31/09 (Unaudited)

COMMON STOCKS (99.7%)*	Shares	Value

Advertising and marketing services (0.6%)
comScore, Inc. †	47,700	$837,135

		837,135
Aerospace and defense (0.6%)
AeroVironment, Inc. †	24,830	722,056

		722,056
Automotive (1.1%)
ArvinMeritor, Inc. †	126,900	1,418,742

		1,418,742
Basic materials (0.9%)
Metabolix, Inc. † S	106,200	1,175,634

		1,175,634
Biotechnology (5.7%)
Alexion Pharmaceuticals, Inc. †	11,300	551,668

Auxilium Pharmaceuticals, Inc. † S	26,600	797,468

Dendreon Corp. †	19,000	499,320

Exelixis, Inc. †	90,400	666,248

Facet Biotech Corp. †	24,000	421,920

Momenta Pharmaceuticals, Inc. †	36,400	459,004

Nabi Biopharmaceuticals †	193,698	949,120

Orexigen Therapeutics, Inc. †	187,762	1,396,949

Sequenom, Inc. † S	63,600	263,304

United Therapeutics Corp. †	26,000	1,368,900

		7,373,901
Broadcasting (0.8%)
LodgeNet Interactive Corp. † S	194,400	1,075,032

		1,075,032
Chemicals (3.3%)
Cambrex Corp. †	159,291	888,844

Koppers Holdings, Inc.	33,700	1,025,828

W.R. Grace & Co. †	66,000	1,673,100

Zoltek Cos., Inc. † S	75,600	718,200

		4,305,972
Coal (0.8%)
Alpha Natural Resources, Inc. † S	23,129	1,003,336

		1,003,336
Commercial and consumer services (6.5%)
ABM Industries, Inc.	40,100	828,466

AerCap Holdings NV (Netherlands) †	71,462	647,446

Emergency Medical Services Corp. Class A †	12,559	680,070

Exponent, Inc. †	21,000	584,640

EZCORP, Inc. Class A †	148,500	2,555,685

Genesis Lease, Ltd. ADR (Ireland)	99,133	885,258

Healthcare Services Group, Inc.	52,722	1,131,414

Sotheby’s Holdings, Inc. Class A S	49,900	1,121,752

		8,434,731
Communications equipment (1.2%)
ADC Telecommunications, Inc. † S	115,500	717,255

F5 Networks, Inc. †	16,700	884,766

		1,602,021

28

COMMON STOCKS (99.7%)* cont.	Shares	Value

Computers (13.3%)
Acme Packet, Inc. † S	106,700	$1,173,700

ANSYS, Inc. † S	9,600	417,216

Brocade Communications Systems, Inc. † S	350,100	2,671,263

Commvault Systems, Inc. †	27,500	651,475

Compellent Technologies, Inc. †	41,179	933,940

DragonWave, Inc. (Canada) †	123,331	1,413,373

Emulex Corp. †	103,100	1,123,790

Global Defense Technology & Systems, Inc. †	25,001	411,516

National Instruments Corp.	24,000	706,800

Netezza Corp. † S	62,500	606,250

Polycom, Inc. †	44,400	1,108,668

Quest Software, Inc. †	108,900	2,003,760

Silicon Graphics International Corp. †	223,400	1,566,034

SXC Health Solutions Corp. †	9,900	534,105

Synchronoss Technologies, Inc. †	128,400	2,030,004

		17,351,894
Consumer (0.6%)
Blue Nile, Inc. † S	11,900	753,627

		753,627
Consumer finance (1.0%)
Dollar Financial Corp. † S	55,600	1,315,496

		1,315,496
Consumer goods (0.7%)
hhgregg, Inc. †	41,400	912,042

		912,042
Consumer services (0.1%)
Ancestry.com, Inc. †	7,700	107,877

		107,877
Distribution (0.8%)
Beacon Roofing Supply, Inc. †	27,500	440,000

Houston Wire & Cable Co. S	52,700	627,130

		1,067,130
Electronics (6.0%)
American Superconductor Corp. † S	36,900	1,509,210

Cavium Networks, Inc. †	54,400	1,296,352

Integrated Device Technology, Inc. †	207,300	1,341,231

International Rectifier Corp. †	54,000	1,194,480

Maxwell Technologies, Inc. †	61,900	1,104,296

Silicon Laboratories, Inc. †	29,500	1,426,030

		7,871,599
Energy (oil field) (3.5%)
Lufkin Industries, Inc.	9,800	717,360

Natural Gas Services Group, Inc. †	24,100	454,285

Oceaneering International, Inc. †	10,300	602,756

Subsea 7, Inc. (Norway) †	83,400	1,386,988

TETRA Technologies, Inc. †	64,300	712,444

Willbros Group, Inc. †	40,500	683,235

		4,557,068
Energy (other) (0.8%)
Comverge, Inc. †	73,200	822,768

Real Goods Solar, Inc. Class A †	65,860	207,459

		1,030,227

29

COMMON STOCKS (99.7%)* cont.	Shares	Value

Engineering and construction (1.2%)
Aecom Technology Corp. †	19,400	$533,500

EMCOR Group, Inc. † S	38,000	1,022,200

		1,555,700
Environmental (1.6%)
Clean Harbors, Inc. †	25,400	1,514,094

Metalico, Inc. † S	114,800	564,816

		2,078,910
Financial (0.6%)
BGC Partners, Inc. Class A	179,700	830,214

		830,214
Forest products and packaging (0.7%)
Rock-Tenn Co. Class A	17,500	882,175

		882,175
Gaming and lottery (0.9%)
Bally Technologies, Inc. †	29,800	1,230,442

		1,230,442
Health-care services (3.7%)
Allos Therapeutics, Inc. †	76,700	503,919

AMN Healthcare Services, Inc. †	49,700	450,282

athenahealth, Inc. † S	11,000	497,640

Cross Country Healthcare, Inc. †	79,900	791,809

Health Management Associates, Inc. Class A †	119,300	867,311

IPC The Hospitalist Co., Inc. †	16,600	551,950

LifePoint Hospitals, Inc. †	21,400	695,714

Quality Systems, Inc. S	6,400	401,856

		4,760,481
Homebuilding (0.5%)
Ryland Group, Inc. (The)	33,874	667,318

		667,318
Investment banking/Brokerage (2.0%)
Evercore Partners, Inc. Class A	35,700	1,085,280

GFI Group, Inc.	174,900	799,293

SWS Group, Inc.	63,657	770,250

		2,654,823
Leisure (0.7%)
MarineMax, Inc. †	102,800	944,732

		944,732
Lodging/Tourism (0.3%)
Choice Hotels International, Inc.	10,200	322,932

		322,932
Machinery (0.9%)
Briggs & Stratton Corp.	20,000	374,200

Lindsay Corp.	20,800	828,880

		1,203,080
Manufacturing (1.1%)
Mueller Water Products, Inc. Class A	114,600	595,920

Trinity Industries, Inc.	45,700	797,008

		1,392,928
Medical technology (5.4%)
AGA Medical Holdings, Inc. †	22,752	336,047

Bruker BioSciences Corp. †	117,100	1,412,226

ev3, Inc. †	118,400	1,579,456

Medical Action Industries, Inc. †	21,300	342,078

30

COMMON STOCKS (99.7%)* cont.	Shares	Value

Medical technology cont.
Natus Medical, Inc. † S	51,500	$761,685

NxStage Medical, Inc. †	75,800	632,930

Thoratec Corp. † S	26,500	713,380

Volcano Corp. †	74,560	1,295,853

		7,073,655
Metal fabricators (0.9%)
Haynes International, Inc.	35,500	1,170,435

		1,170,435
Metals (1.1%)
Horsehead Holding Corp. †	114,500	1,459,875

		1,459,875
Oil and gas (3.0%)
Arena Resources, Inc. †	16,000	689,920

Brigham Exploration Co. †	53,424	723,895

Comstock Resources, Inc. †	11,153	452,477

Concho Resources, Inc. †	19,000	853,100

Rosetta Resources, Inc. †	61,800	1,231,674

		3,951,066
Pharmaceuticals (2.6%)
Impax Laboratories, Inc. †	35,000	476,000

Rigel Pharmaceuticals, Inc. †	75,659	719,517

Salix Pharmaceuticals, Ltd. †	39,496	1,003,198

Santarus, Inc. †	254,100	1,173,942

		3,372,657
Railroads (0.4%)
RailAmerica, Inc. †	43,765	533,933

		533,933
Real estate (1.4%)
Chimera Investment Corp. R	173,700	673,956

Jones Lang LaSalle, Inc.	18,600	1,123,440

		1,797,396
Restaurants (1.0%)
AFC Enterprises †	161,100	1,314,576

		1,314,576
Retail (4.4%)
Chico’s FAS, Inc. †	49,400	694,070

Jo-Ann Stores, Inc. †	19,385	702,512

Men’s Wearhouse, Inc. (The)	39,000	821,340

OfficeMax, Inc. †	126,900	1,610,361

Tractor Supply Co. † S	10,600	561,376

Wolverine World Wide, Inc.	48,300	1,314,726

		5,704,385
Semiconductor (1.6%)
ATMI, Inc. †	32,300	601,426

Cymer, Inc. †	16,855	646,895

Formfactor, Inc. †	39,553	860,673

		2,108,994
Shipping (0.9%)
CAI International, Inc. †	50,800	458,724

Wabtec Corp. S	15,700	641,188

		1,099,912

31

COMMON STOCKS (99.7%)* cont.	Shares	Value

Software (4.5%)
Blackboard, Inc. †	15,200	$689,928

MedAssets, Inc. †	48,200	1,022,322

Omnicell, Inc. †	73,800	862,722

PROS Holdings, Inc. †	104,600	1,082,610

TIBCO Software, Inc. †	123,600	1,190,268

Vocus, Inc. †	53,700	966,600

		5,814,450
Staffing (0.4%)
Kenexa Corp. †	40,600	529,830

		529,830
Technology (0.6%)
Unisys Corp. †	20,050	773,128

		773,128
Technology services (4.2%)
Global Sources, Ltd. (Bermuda) †	165,300	1,033,125

IHS, Inc. Class A †	17,700	970,137

Infospace, Inc. †	95,800	821,006

LivePerson, Inc. †	170,100	1,185,597

Mercury Computer Systems, Inc. †	56,792	625,280

SAVVIS, Inc. †	61,900	869,695

		5,504,840
Telecommunications (2.4%)
Aruba Networks, Inc. †	90,400	963,664

EchoStar Corp. Class A †	68,900	1,387,646

NeuStar, Inc. Class A †	32,400	746,496

		3,097,806
Textiles (1.1%)
Perry Ellis International, Inc. †	45,708	688,362

Phillips-Van Heusen Corp.	18,550	754,614

		1,442,976
Transportation (0.6%)
TAL International Group, Inc.	62,600	828,198

		828,198
Waste Management (0.7%)
Calgon Carbon Corp. †	64,500	896,550

		896,550
Total common stocks (cost $103,229,675)		$129,913,917

UNITS (0.4%)*	Units	Value

Optisolar Holdings, LLC Class B-1 zero% cv. pfd. membership
units (acquired 7/30/08, cost $509,640) F ‡ †	274,000	$509,640

Total units (cost $509,640)		$509,640

SHORT-TERM INVESTMENTS (11.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	1,648,708	$1,648,708

Short-term investments held as collateral for loaned securities with yields ranging from zero% to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 [d]	$13,784,215	13,782,490

Total short-term investments (cost $15,431,198)		$15,431,198

TOTAL INVESTMENTS

Total investments (cost $119,170,513)		$145,854,755

32

Key to holding’s abbreviations

ADR    American Depository Receipts

* Percentages indicated are based on net assets of $130,329,768.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2009 was $509,640, or 0.4% of net assets.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

ASC 820, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,823,656	$—	$—

Capital goods	9,019,659	—	—

Communication services	3,097,806	—	—

Consumer cyclicals	22,832,052	—	—

Consumer staples	3,931,455	—	—

Energy	9,154,709	1,386,988	—

Financials	6,597,929	—	—

Health care	22,580,694	—	—

Technology	41,026,926	—	—

Transportation	2,462,043	—	—

Total common stocks	128,526,929	1,386,988	—

Units	—	—	509,640

Short-term investments	1,648,708	13,782,490	—

Totals by level	$130,175,637	$15,169,478	$509,640

The following is a reconciliation of Level 3 assets as of December 31, 2009:

						Net
	Balance			Change in net		transfers	Balance
	as of		Realized	unrealized	Net	in and/	as of
Investments	June 30,	Return of	gain/	appreciation/	purchases/	or out of	Dec. 31,
in securities:	2009	capital	(loss)	(depreciation)	sales	Level 3	2009

Units	$1,698,800	$(1,189,160)	$—	$—	$—	$—	$509,640

Totals	$1,698,800	$(1,189,160)	$—	$—	$—	$—	$509,640

The accompanying notes are an integral part of these financial statements.

33

Statement of assets and liabilities 12/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including $13,256,133 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $117,521,805)	$144,206,047
Affiliated issuers (identified cost $1,648,708) (Note 6)	1,648,708

Dividends, interest and other receivables	75,407

Receivable for shares of the fund sold	117,136

Total assets	146,047,298

LIABILITIES

Payable for shares of the fund repurchased	1,437,929

Payable for compensation of Manager (Note 2)	213,542

Payable for investor servicing fees (Note 2)	38,302

Payable for custodian fees (Note 2)	8,692

Payable for Trustee compensation and expenses (Note 2)	59,282

Payable for administrative services (Note 2)	808

Payable for distribution fees (Note 2)	83,314

Collateral on securities loaned, at value (Note 1)	13,782,490

Other accrued expenses	93,171

Total liabilities	15,717,530

Net assets	$130,329,768

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$240,735,816

Accumulated net investment loss (Note 1)	(407,174)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(136,683,116)

Net unrealized appreciation of investments	26,684,242

Total — Representing net assets applicable to capital shares outstanding	$130,329,768

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($104,016,295 divided by 7,368,668 shares)	$14.12

Offering price per class A share (100/94.25 of $14.12)*	$14.98

Net asset value and offering price per class B share ($5,076,727 divided by 385,589 shares)**	$13.17

Net asset value and offering price per class C share ($6,241,013 divided by 474,354 shares)**	$13.16

Net asset value and redemption price per class M share ($1,233,574 divided by 91,440 shares)	$13.49

Offering price per class M share (100/96.50 of $13.49)*	$13.98

Net asset value, offering price and redemption price per class R share
($5,905,398 divided by 425,390 shares)	$13.88

Net asset value, offering price and redemption price per class Y share
($7,856,761 divided by 546,709 shares)	$14.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34

Statement of operations Six months ended 12/31/09 (Unaudited)

INVESTMENT INCOME

Dividends	$533,361

Interest (including interest income of $858 from investments in affiliated issuers) (Note 6)	974

Securities lending	77,747

Total investment income	612,082

EXPENSES

Compensation of Manager (Note 2)	685,061

Investor servicing fees (Note 2)	249,075

Custodian fees (Note 2)	6,474

Trustee compensation and expenses (Note 2)	5,674

Administrative services (Note 2)	2,636

Distribution fees — Class A (Note 2)	135,165

Distribution fees — Class B (Note 2)	36,851

Distribution fees — Class C (Note 2)	32,010

Distribution fees — Class M (Note 2)	4,602

Distribution fees — Class R (Note 2)	13,948

Other	120,455

Fees waived and reimbursed by Manager (Note 2)	(269,824)

Total expenses	1,022,127

Expense reduction (Note 2)	(2,871)

Net expenses	1,019,256

Net investment loss	(407,174)

Net realized gain on investments (Notes 1 and 3)	10,552,061

Net realized loss on foreign currency transactions (Note 1)	(1,316)

Net realized gain on written options (Notes 1 and 3)	456,367

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(516)

Net unrealized appreciation of investments and written options during the period	18,259,953

Net gain on investments	29,266,549

Net increase in net assets resulting from operations	$28,859,375

The accompanying notes are an integral part of these financial statements.

35

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/09*	Year ended 6/30/09

Operations:
Net investment loss	$(407,174)	$(1,679,182)

Net realized gain (loss) on investments and foreign
currency transactions	11,007,112	(99,444,312)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	18,259,437	(9,270,621)

Net increase (decrease) in net assets resulting
from operations	28,859,375	(110,394,115)

Redemption fees (Note 1)	5,138	22,698

Decrease from capital share transactions (Note 4)	(31,262,811)	(105,441,244)

Total decrease in net assets	(2,398,298)	(215,812,661)

NET ASSETS

Beginning of period	132,728,066	348,540,727

End of period (including accumulated net investment loss
of $407,174 and $—, respectively)	$130,329,768	$132,728,066

* Unaudited

The accompanying notes are an integral part of these financial statements.

36

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37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	realized gain on	From return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	investments	of capital	distributions	fees [b]	of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	turnover (%)

Class A
December 31, 2009 **	$11.44	(.03) f	2.71	2.68	—	—	—	—	$14.12	23.43 *	$104,016	.71 *	(.26) *f	49 .06 *
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	11.44	(33.37)	106,055	1.47	(.79 )	132.67
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	17.17	(18.98)	270,720	1.52	(.84)	138.44
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	—	(1.36)	—	24.46	14.93	393,876	1.54	(.9 4)	103.19
June 30, 2006	21.65	(.21) g	2.42	2.21	(1.28)	—	(1.28)	—	22.58	10.17	374,810	1.54 g	(.9 1) g	112.19
June 30, 2005	20.03	(.18) h,i	2.10	1.92	(.30)	—	(.30)	—	21.65	9.61	237,324	1.55	(.9 0) h,i	9 2.37

Class B
December 31, 2009 **	$10.71	(.08) f	2.54	2.46	—	—	—	—	$13.17	22.97 *	$5,077	1.09 *	(.64) *f	49 .06 *
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	10.71	(33.89)	7,724	2.22	(1.55)	132.67
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	16.20	(19.57)	19,668	2.27	(1.60)	138.44
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	—	(1.36)	—	23.42	14.08	53,217	2.29	(1.70)	103.19
June 30, 2006	21.12	(.37) g	2.36	1.99	(1.28)	—	(1.28)	—	21.83	9.36	68,710	2.29 g	(1.67) g	112.19
June 30, 2005	19.69	(.33) h,i	2.06	1.73	(.30)	—	(.30)	—	21.12	8.81	68,758	2.30	(1.68) h,i	9 2.37

Class C
December 31, 2009 **	$10.71	(.08) f	2.53	2.45	—	—	—	—	$13.16	22.88 *	$6,241	1.09 *	(.63) *f	49 .06 *
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	10.71	(33.85)	5,859	2.22	(1.55)	132.67
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	16.19	(19.61)	12,965	2.27	(1.59)	138.44
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	—	(1.36)	—	23.42	14.14	21,447	2.29	(1.69)	103.19
June 30, 2006	21.12	(.37) g	2.35	1.98	(1.28)	—	(1.28)	—	21.82	9.31	21,678	2.29 g	(1.66) g	112.19
June 30, 2005	19.69	(.33) h,i	2.06	1.73	(.30)	—	(.30)	—	21.12	8.81	14,148	2.30	(1.66) h,i	9 2.37

Class M
December 31, 2009 **	$10.96	(.06) f	2.59	2.53	—	—	—	—	$13.49	23.08 *	$1,234	.9 7 *	(.50) *f	49 .06 *
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	10.96	(33.70)	1,086	1.9 7	(1.30)	132.67
June 30, 2008	23.78	(.26)	(3.9 5)	(4.21)	(3.01)	(.03)	(3.04)	—	16.53	(19.39)	4,688	2.02	(1.34)	138.44
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	—	(1.36)	—	23.78	14.38	5,759	2.04	(1.43)	103.19
June 30, 2006	21.31	(.32) g	2.38	2.06	(1.28)	—	(1.28)	—	22.09	9.61	5,688	2.04 g	(1.42) g	112.19
June 30, 2005	19.82	(.28) h,i	2.07	1.79	(.30)	—	(.30)	—	21.31	9.05	5,108	2.05	(1.42) h,i	9 2.37

Class R
December 31, 2009 **	$11.27	(.05) f	2.66	2.61	—	—	—	—	$13.88	23.16 *	$5,905	.84 *	(.37) *f	49 .06 *
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	11.27	(33.51)	4,910	1.72	(1.05)	132.67
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	16.95	(19.17)	12,528	1.77	(1.08)	138.44
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	—	(1.36)	—	24.24	14.65	11,905	1.79	(1.18)	103.19
June 30, 2006	21.57	(.27) g	2.42	2.15	(1.28)	—	(1.28)	—	22.44	9.92	9,500	1.79 g	(1.17) g	112.19
June 30, 2005	20.01	(.21) h,i	2.07	1.86	(.30)	—	(.30)	—	21.57	9.32	396	1.80	(1.03) h,i	9 2.37

Class Y
December 31, 2009 **	$11.63	(.02) f	2.76	2.74	—	—	—	—	$14.37	23.56 *	$7,857	.59 *	(.13) *f	49 .06 *
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	11.63	(33.24)	7,094	1.22	(.55)	132.67
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	17.42	(18.77)	27,971	1.27	(.59 )	138.44
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	—	(1.36)	—	24.71	15.28	34,532	1.29	(.69 )	103.19
June 30, 2006	21.73	(.15) g	2.43	2.28	(1.28)	—	(1.28)	—	22.73	10.46	34,466	1.29 g	(.67) g	112.19
June 30, 2005	20.06	(.13) h,i	2.10	1.97	(.30)	—	(.30)	—	21.73	9.85	29,903	1.30	(.65) h,i	9 2.37

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

December 31, 2009	0.20%

June 30, 2009	0.33

June 30, 2008	0.20

June 30, 2007	0.14

June 30, 2006	0.12

June 30, 2005	0.15

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.02	0.12%

Class B	0.01	0.12

Class C	0.02	0.13

Class M	0.02	0.13

Class R	0.02	0.13

Class Y	0.02	0.13

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for each class of shares.

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.03	0.15%

Class B	0.03	0.13

Class C	0.03	0.14

Class M	0.03	0.13

Class R	0.05	0.26

Class Y	0.03	0.15

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Prior to December 1, 2009, class B shares had converted to class A shares after approximately six years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 123,000 on Purchased options contacts for the six months ended December 31, 2009. See Note 3 for the volume of Written options contracts activity for the six months ended December 31, 2009. For the six months ended December 31, 2009, the fund did not have any activity on futures contracts.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At December 31, 2009, the fund did not hold any derivative contracts subject to the Master Agreements.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2009, the value of securities loaned amounted to $13,256,133. The fund received cash collateral of $13,782,490 which is pooled with collateral of other Putnam funds into 46 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2009, the fund had a capital loss carryover of $75,702,563 available to the extent allowed by the Code to offset future net capital gain, if any. The capital loss carryover will expire on June 30, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2010 $71,123,841 of losses recognized during the period November 1, 2008 to June 30, 2009.

The aggregate identified cost on a tax basis is $120,033,265, resulting in gross unrealized appreciation and depreciation of $31,736,253 and $5,914,763, respectively, or net unrealized appreciation of $25,821,490.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (“base fee”) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion of average net assets, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion, and 0.545% thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/-0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management had further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 and 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund. During the period ended December 31, 2009, the fund’s expenses were reduced by $65,052 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the period ended December 31, 2009, the fund’s expenses were reduced by $204,772 as a result of this limit.

Effective October 30, 2009, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended December 31, 2009, the fund’s expenses were reduced by $94 under the expense offset arrangements and by $2,777 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $108, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,111 and $54 from the sale of class A and class M shares, respectively, and received $7,182 and $309 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $65,656,384 and $97,880,737, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended December 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	51,996	$80,875

Options opened	1,266,862	462,317

Options exercised	(297,123)	(75,694)

Options expired	(540,047)	(253,411)

Options closed	(481,688)	(214,087)

Written options
outstanding at
end of period	—	$—

Note 4: Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/09		Year ended 6/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	753,279	$9,840,513	2,481,616	$30,547,202

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	753,279	9,840,513	2,481,616	30,547,202

Shares repurchased	(2,653,060)	(34,867,085)	(8,978,166)	(105,444,703)

Net decrease	(1,899,781)	$(25,026,572)	(6,496,550)	$(74,897,501)

	Six months ended 12/31/09		Year ended 6/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	36,958	$444,476	161,464	$1,918,294

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	36,958	444,476	161,464	1,918,294

Shares repurchased	(372,424)	(4,560,656)	(654,731)	(7,726,120)

Net decrease	(335,466)	$(4,116,180)	(493,267)	$(5,807,826)

	Six months ended 12/31/09		Year ended 6/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	22,400	$273,971	105,103	$1,553,015

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	22,400	273,971	105,103	1,553,015

Shares repurchased	(95,315)	(1,168,919)	(358,683)	(4,496,325)

Net decrease	(72,915)	$(894,948)	(253,580)	$(2,943,310)

	Six months ended 12/31/09		Year ended 6/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	6,316	$76,520	108,847	$1,287,510

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	6,316	76,520	108,847	1,287,510

Shares repurchased	(13,917)	(177,379)	(293,342)	(2,980,077)

Net decrease	(7,601)	$(100,859)	(184,495)	$(1,692,567)

	Six months ended 12/31/09		Year ended 6/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	66,731	$850,037	176,202	$2,094,244

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	66,731	850,037	176,202	2,094,244

Shares repurchased	(77,127)	(979,174)	(479,565)	(6,623,849)

Net decrease	(10,396)	$(129,137)	(303,363)	$(4,529,605)

	Six months ended 12/31/09		Year ended 6/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	107,831	$1,315,813	341,152	$4,351,824

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	107,831	1,315,813	341,152	4,351,824

Shares repurchased	(170,838)	(2,310,928)	(1,337,320)	(19,922,259)

Net decrease	(63,007)	$(995,115)	(996,168)	$(15,570,435)

Note 5: Summary of derivative activity

As of December 31, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended December 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on
Derivatives Recognized in Income

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Total

Equity contracts	$496,006	$496,006

Total	$496,006	$496,006

Change in Unrealized Appreciation or
(Depreciation) on Derivatives Recognized
in Income

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Total

Equity contracts	$(81,122)	$(81,122)

Total	$(81,122)	$(81,122)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $858 for the period ended December 31, 2009. During the period ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $29,888,467 and

$28,239,759, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected with all the funds of the Trust voting together as a single class, as follows:*

	Votes for	Votes withheld

Ravi Akhoury	2,559,093,326	3,650,315

Jameson A. Baxter	2,559,103,364	3,640,277

Charles B. Curtis	2,559,108,403	3,635,238

Robert J. Darretta	2,559,140,736	3,602,905

Myra R. Drucker	2,559,082,504	3,661,137

John A. Hill	2,559,112,213	3,631,428

Paul L. Joskow	2,559,148,445	3,595,196

Elizabeth T. Kennan	2,559,090,795	3,652,846

Kenneth R. Leibler	2,559,127,664	3,615,977

Robert E. Patterson	2,559,155,073	3,588,568

George Putnam, III	2,559,084,563	3,659,078

Robert L. Reynolds	2,559,145,866	3,597,775

W. Thomas Stephens	2,559,160,721	3,582,920

Richard B. Worley	2,559,128,484	3,615,157

*Because all funds of Putnam Funds Trust vote as a single class with respect to the election of Trustees, the tabulations reflect preliminary results pending fund tabulation of voting results (including for those funds of Putnam Funds Trust whose meeting was adjourned, the results of voting at any adjourned session of the meeting).

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

5,189,436	270,027	745,738	1,294,008

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

5,146,359	296,430	762,411	1,294,009

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

5,121,537	317,859	765,803	1,294,010

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund*††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Francis J. McNamara, III
Boston, MA 02109	Richard B. Worley	Vice President and Chief
Legal Officer
Investment Sub-Manager	Officers
Putnam Investments Limited	Robert L. Reynolds	Robert R. Leveille
57–59 St James’s Street	President	Vice President and
London, England SW1A 1LD		Chief Compliance Officer
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Mark C. Trenchard
Putnam Retail Management	Principal Executive	Vice President and
One Post Office Square	Officer, Treasurer and	BSA Compliance Officer
Boston, MA 02109	Compliance Liaison
Judith Cohen
Custodian	Charles E. Porter	Vice President, Clerk and
State Street Bank and Trust	Senior Advisor to the Trustees	Assistant Treasurer
Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson A. Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA076 259554 2/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 1, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 1, 2010